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                                                                   Exhibit 10.16

                      AMENDMENT NO. 5 AND WAIVER TO AMENDED
                          AND RESTATED CREDIT AGREEMENT

     This Amendment and Waiver (this "Amendment") is entered into as of November 16, 1999 by and among Luigino's, Inc., a Minnesota corporation (the "Borrower"), Bank One, NA (f/k/a The First National Bank of Chicago), and individually and as agent ("Agent"), and the other financial institutions signatory hereto (the "Lenders").

                                    RECITALS

     A. The Borrower, the Agent and the Lenders are party to that certain credit agreement dated as of February 4, 1999 (as amended, the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

     B. The Borrower, the Agent and the Lenders wish to amend the Credit Agreement and waive certain provisions thereof on the terms and conditions set forth below.

     Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

          1. Amendment. Upon the effectiveness hereof pursuant to Section 3 below, Section 6.19 of the Credit Agreement is amended in its entirety to read as follows effective as of November 16, 1999:

               6.19 Capital Expenditures. The Borrower will not, nor will it permit any Subsidiary to, expend, or be committed to expend for, Capital Expenditures (including, without limitation, for the acquisition of fixed assets) on a non-cumulative basis in the aggregate for the Borrower and its Subsidiaries more than (a) (i) $10,000,000 in the aggregate for the first three quarters of the Borrower's fiscal year 1999 or (ii) $23,000,000 in the aggregate for the entirety of the Borrower's fiscal year 1999 (excluding, in either case, Capital Expenditures made by the Borrower in connection with the Borrower's buyback of that certain Lease Agreement (Equipment), dated as of August 4, 1994, between FBS Business Finance Corporation, as lessor, and the Borrower, as lessee), or (b) $12,000,000 in any fiscal year of the Borrower occurring after fiscal year 1999.

          2. Consent and Waiver. The Lenders hereby waive any breach of Section
     6.19 of the Credit Agreement occurring in the third quarter of the Borrower's fiscal year 1999.

          3. Effective Date. This Amendment shall be deemed effective as of the date hereof upon (a) the execution and delivery hereof by the Borrower, the Agent and the Required
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     Lenders (without respect to whether it has been executed and delivered by all Lenders) and (b) the payment by the Borrower to the Agent for the ratable (based upon Commitment) account of the Lenders of an amendment fee in the aggregate amount of $25,000.

          4. Miscellaneous.

               (a) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein.

               (b) Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

               (c) This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all counterparts shall constitute one and the same instrument.

          5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

                            [signature page follows]

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                                        LUIGINO'S, INC.


                                        By:  /s/ Joel C. Kozlak
                                             ----------------------------------

                                        Its:  Chief Financial Officer
                                             ----------------------------------


                                        BANK ONE, NA (f/k/a THE FIRST NATIONAL
                                        BANK OF CHICAGO), Individually and
                                        as Agent


                                        By:  /s/ Lisa Whatley
                                             ----------------------------------

                                        Its:  Vice President
                                             ----------------------------------


                                        U.S. BANK NATIONAL ASSOCIATION (f/k/a
                                        FIRST BANK NATIONAL ASSOCIATION)


                                        By:  /s/ William Umscheid
                                             ----------------------------------

                                        Its:  Vice President
                                             ----------------------------------

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